SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  May 28, 2004
                               ------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

              ----------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



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                                    FORM 8-K

Item 5.  Other Events and Regulation FD.

Pursuant to the agreements entered into between Amen Properties, Inc. ("the Company") and the Series A and Series B Preferred Shareholders, the Company, with shareholder approval received at the 2004 annual stockholder meeting, filed a Certificate of Amendment of Certificate of Incorporation of Amen Properties, Inc. on May 28, 2004 to amend the Series A and Series B Preferred Stock Designations. The amendment effectuates the elimination of the Preferred A and Preferred B shareholders dividend (except for dividends paid with respect to the common stock of the Company).


Item 7.  Financial Statements and Exhibits

        (a) Financial Statements - not applicable

        (b) Pro Forma Financial Information - not applicable

        (c) Exhibits -

                3.1 Certificate of Amendment of Certificate of Incorporation of Amen Properties, Inc.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          AMEN Properties, Inc.
                                          (Registrant)

Date: June 10, 2004                       By: /s/ Eric Oliver
                                              ---------------------------
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer
                                              (Signature)